Exhibit 99.1

Annual Meeting of Shareholders Wednesday , May 13, 2020 1

Anders M. Tomson President & CEO David J. Dalrymple Chairman of the Board 2

Forward - Looking Statement This discussion contains forward - looking statements within the meaning of Section 27 A of the Securities Act and Section 21 E of the Exchange Act . The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections . All statements regarding the Corporation's expected financial position and operating results, the Corporation's business strategy, the Corporation's financial plans, forecasted demographic and economic trends relating to the Corporation's industry and similar matters are forward - looking statements . These statements can sometimes be identified by the Corporation's use of forward - looking words such as "may," "will," "anticipate," "estimate," "expect," or "intend . " The Corporation cannot guarantee that its expectations in such forward - looking statements will turn out to be correct . The Corporation's actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd - Frank Act, the ongoing effects of the COVID - 19 pandemic on our financial condition and results of operations and changes in general business and economic trends . Information concerning these and other factors can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1 A . Risk Factors” in the Corporation’s 2019 Annual Report on Form 10 - K and in this Quarterly Report on Form 10 - Q . These filings are available publicly on the SEC’s web site at http : //www . sec . gov , on the Corporation's web site at http : //www . chemungcanal . com or upon request from the Corporate Secretary at (607) 737 - 3746 . Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise . 3

Board of Directors David J. Dalrymple Anders M. Tomson Larry H. Becker Bruce W. Boyea Ronald M. Bentley David M. Buicko Stephen M. Lounsberry III Robert H. Dalrymple Denise V. Gonick Richard W . Swan G. Thomas Tranter Jr. Jeffrey B. Streeter Thomas R . Tyrrell 4

Thank you Retiring Directors! Bruce W. Boyea Kevin B. Tully 5

Executive Management Mary Meisner Senior Vice President Regulatory Risk Kathy McKillip Assistant Vice President Corporate Secretary Karl Krebs Executive Vice President Chief Financial Officer Tom Wirth Executive Vice President Wealth Management Group Mike Wayne Senior Vice President Director of Marketing Duane Mittan Vice President Chief Auditor Pam Burns Senior Vice President Human Resources Dale Cole Executive Vice President Chief Information Officer Peter Cosgrove Executive Vice President Chief Credit & Risk Officer Kim Hazelton Executive Vice President Retail Client Services Dan Fariello President Capital Bank Division Lou DiFabio Executive Vice President Senior Lending Officer 6

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Annual Meeting of Shareholders Agenda Given these exceptional times, today’s presentation will be a little different than in years past: • 2019 Overview and Results • Corporate Response to the COVID - 19 Pandemic 8

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Year Ending: 12/31/2019 Total Assets $1.8 billion Total Loans $1.3 billion Total Deposits $1.6 billion Total Shareholders’ Equity $183 million 10

10.7% $182.6 12/31/2019 $165.0 12/31/2018 Total Shareholders’ Equity (In millions) 11

Capital Growth (In millions) 12 $137.20 $143.70 $149.80 $165.00 $182.60 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 $200.00 Dec-31-2015 Dec-31-2016 Dec-31-2017 Dec-31-2018 Dec-31-2019

Capital Ratios (Consolidated) 13 8.47% 8.67% 8.77% 9.40% 10.22% 7.83% 7.81% 8.02% 8.79% 9.35% 12.20% 12.14% 11.82% 13.14% 13.98% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Dec-31-2015 Dec-31-2016 Dec-31-2017 Dec-31-2018 Dec-31-2019 Equity to Assets Ratio Tier 1 Leverage Ratio Total Capital to Risk Adjusted Assets

NET INCOME: $15.6 million EPS: $3.21 Year Ending: 12/31/2019 2019 Financial Results : 14

0.88% 8.86% Year Ending: 12/31/2019 Return on Average Assets Return on Average Equity 15

2.9% $ 42.50 12/31/2019 $41.31 12/31/2018 Year - end Stock Price 16

$5.0 million $1.04 per share Year Ending: 12/31/2019 Dividends Declared 17

• Loan Origination Activity • Commercial Lending • Risk Management • Interest Rate Management • Operating Efficiencies • Continued Tradition of Community Investment 2019 Strategic Initiatives 18

Loan Origination Activity Commercial 65% Residential 5% Home Equity 6% Indirect 22% Direct 2% Commercial 59% Residential 14% Home Equity 6% Indirect 19% Direct 2% 2019 Total: $267,599 *Does not include loans originated and sold into the secondary mortgage market 2018 Total: $299,072 Year Ending: 12/31/2018 Year Ending: 12/31/2019 (In thousands) 19

1.7% $ 879,086 12/31/2019 $864,024 12/31/2018 Total Balances $15,062 Commercial Loan Portfolio (In thousands) 20

Commercial Loans 2017 $693.8 $149.6 2018 $711.5 $152.5 2019 $688.8 $190.2 Year Ending: 12/31 Commercial & Industrial / Other Commercial Real Estate Related (In millions) 21

44.4% $18,525 12/31/2019 $12,828 12/31/2018 Non - Performing Assets (In thousands) 22

Credit Quality Initiatives • Restructured Credit and Risk Departments • Recruited Chief Credit Officer • Strengthened and streamlined credit p rocess • Restructured credit review, collection and risk management 23

Deposit Growth: $2.9 million 0.2% Year Ending: 12/31/2019 Deposit Growth 24

Net Interest Margin 3.46% 3.37% 3.56% 3.72% 3.64% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 2015 2016 2017 2018 2019 Year Ending: 12/31 25

CCTC 0.33% Peer Group 1.02% CCTC 0.26% Peer Group 0.79% Year Ending: 12/31/2018 Year Ending: 12/31/2019 Cost of Funds 26 Obtained from S&P Global Market Intelligence. The percentage is the total interest expense as a percent of the sum of average interest bearing liabilities and average noninterest bearing deposits, obtained from the Federal Reserve FR Y - 9C reports of the consolidated financial statements for Hol ding Companies.

$50,642 $52,329 $56,987 $60,480 $60,611 $44,000 $46,000 $48,000 $50,000 $52,000 $54,000 $56,000 $58,000 $60,000 $62,000 2015 2016 2017 2018 2019 Net Interest Income (In thousands) Year Ending: 12/31 27

$1.9 Billion Assets Under Management & Administration $9.5 Million Fee Income Year Ending: 12/31/2019 Wealth Management Group 28

Wealth Management Fee Income (In thousands) Year Ending: 12/31 29 $8,522 $8,316 $8,804 $9,317 $9,503 $7,600 $7,800 $8,000 $8,200 $8,400 $8,600 $8,800 $9,000 $9,200 $9,400 $9,600 2015 2016 2017 2018 2019

1.9% $ 55.7 million 12/31/2019 $56.8 million 12/31/2018 Non - Interest Expense 30

Employees, Full - Time Equivalent Year Ending: 12/31 377 368 371 374 362 350 355 360 365 370 375 380 2015 2016 2017 2018 2019 31

Distribution Strategy Opened in 2018 • Schenectady • Wilton Consolidated in 2019 • Johnson City • Painted Post Closed in April 2020 • Towanda 32

▪ Continued Focus on our Digital Future ▪ Core System Conversion - Improved Efficiencies & Cost Savings ▪ Robotic Process Automation ▪ Online Account Origination ▪ Upgrades to Mobile Applications ▪ Introduced Zelle - Secure P2P Payment Option in Mobile Banking Enhancing Our Digital Platform 33

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COVID - 19 Pandemic 35

▪ Our Foundation ▪ Pandemic Timeline ▪ Challenges & Uncertainties ▪ Our Operating Agenda ▪ Relief Efforts COVID - 19 Pandemic 36

▪ Strong Capital & Liquidity Positions ▪ Refined Risk Practices ▪ Deep Client & Community Relationships Our Foundation 37

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▪ Federal Reserve Bank’s Rate Cuts (March 2020) ▪ COVID - 19 Pandemic Impact - Health - Care Crisis - Economic Impact of New York on PAUSE - Increased Unemployment - Elevated Credit Risk - Reduced Consumer Spending - Reopening Plans Market Challenges & Uncertainties 43

▪ Our Operating Agenda: - Open for Essential Banking Services - Safe Banking Environment - Employee Support - Transparent Communications - Sound Banking Practices COVID - 19 Pandemic Response 44

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▪ Streamlined distribution network ▪ Drive - up windows and new walk - up lanes ▪ Lines of business open by appointment ▪ New accounts opened ▪ New loans funded Open for Essential Banking Services 46

▪ Followed CDC and DOH guidelines ▪ 39.5% of staff working remotely ▪ Upgraded maintenance & janitorial services ▪ Critical functions separated and redeployed to less - populated facilities ▪ Expansion of video conferencing system Safe Banking Environment 47

Employee Support ▪ Supported Our Colleagues - 5 additional PTO days - 0 % short - term employee loan - Procured masks for all employees - Identified at - risk employees - Social distancing - Closing of common areas ▪ Regular guidance regarding hygiene, revised protocols, cleaning, and physical/mental health issues 48

Transparent Communications Internal ▪ Daily emails from the CEO to staff ▪ Weekly All Employee Conference Call - Staff can submit anonymous questions - Open forum for “live” employee questions ▪ Video messages from CEO to staff 49

▪ Regularly updated info center on website - Relief Options - Fraud Awareness - Branch Availability ▪ Regular use of eBlasts and Social Media ▪ Interviews with local TV and newspapers ▪ Office signage ▪ Video message to customers from CEO Transparent Communications External 50

▪ Hardship waivers - ATM Fees - Overdraft & NSF fees - Early CD withdrawal penalties, up to balances of $25,000 ▪ Deferrals up to 90 days for residential mortgages, home e quity and consumer loan borrowers COVID - 19 Pandemic Response Retail Client Relief Efforts 51

COVID - 19 Pandemic Response Client Relief Efforts Information as of April 30, 2020 52 ▪ Consumer Deposit Fee Waivers $15,332 ▪ Consumer Loan Modifications 806 Loan Clients ▪ Commercial Loan Modifications 170 Loan Clients

▪ Participation in the Payroll Protection Program - Created through the CARES Act - Administered by the US SBA - $350 Billion eligible, in Phase 1 - $ 310 Billion eligible, in Phase 2 COVID - 19 Pandemic Response Commercial Client Relief Efforts 53

▪ Phase 1 - Funding depleted in nine days - 405 applications funded for $145.4 million - Impacted 18,000 employees ▪ Phase 2 - 590 applications totaling $36.0 million submitted to SBA COVID - 19 Pandemic Response Commercial Client Relief Efforts Information as of April 30, 2020 54

▪ CARES Act for Retirement Plan Participants & Sponsors ▪ Required Minimum Distributions Waived ▪ Hardship distributions up to $ 100,000 ▪ Consulted on 401(k) strategies ▪ Provided advice in a volatile market COVID - 19 Pandemic Response Wealth Management Client Relief Efforts 55

COVID - 19 Pandemic Response Reopening Considerations ▪ Establishing a multi - phased plan with a focus on regional considerations ▪ Maintaining employee & customer safety is our top priority ▪ Implementing guidance from g overnment, CDC and state & local departments of health ▪ Remaining flexible to meet evolving community needs 56

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Supporting our Community 58

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2019 Retirees Pam Tucci (b1959 - d2020 ) Consumer Services Specialist 31 years of service Karen Makowski Executive Vice President Chief Risk Officer 9 years of service Vonne Brewster Contact Center Representative 10 years of service Marcia Boor Business Services Assistant Manager 26 years of service 60

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Annual Meeting of Shareholders Wednesday , May 13, 2020 62